UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2022

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware		73-1564280
(State or other jurisdiction of incorporation or organization)	Commission File No.: 0-26823	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	ARLP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 6, 2022, the Board of Directors of Alliance Resource Management GP, LLC, ("MGP"), the general partner of Alliance Resource Partners, L.P. ("Alliance" or the "Partnership"), appointed Cary P. Marshall, age 58, as Senior Vice President and Chief Financial Officer effective April 1, 2023.  Mr. Marshall has served as Alliance's Vice President, Corporate Finance and Treasurer since May 2003.  Mr. Marshall joined Alliance’s predecessor entity, MAPCO Inc., in 1989 and has since held multiple positions across corporate finance and marketing.  Mr. Marshall is an alumnus of Southern Methodist University, where he received a Bachelor of Business Administration degree and a Master of Business Administration degree.

There are no arrangements or understandings between Mr. Marshall and any other person in connection with his appointment as an officer of MGP.  Mr. Marshall is not related to any officer or director of MGP, and there are no transactions or relationships between Mr. Marshall and the Partnership and its subsidiaries that are reportable under Item 404(a) of Regulation S-K.

Mr. Marshall’s appointment follows the Partnership’s previously announced retirement and succession plan for Brian L. Cantrell, current Chief Financial Officer. Mr. Cantrell will remain with the Partnership through March 31, 2023, to facilitate an orderly transition.

ITEM 7.01. REGULATION FD DISCLOSURE.

On December 8, 2022 the Partnership announced, via press release, the appointment of Mr. Marshall described above in Item 5.02 of this Current Report on Form 8-K.  A copy of the Partnership’s press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically referenced in any such filings.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Alliance Resource Partners, L.P. press release dated December 8, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President, Chief Executive Officer
and Chairman

Date: December 12, 2022

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